BBCN Bancorp™

SANDLER O'NEILL + PARTNERS

WEST COAST FINANCIAL SERVICES CONFERENCE

PRESENTATION BY:

SENIOR EVP & COO KYU S. KIM

EVP & CFO DOUGLAS J. GODDARD

PHOENIX, ARIZONA

MARCH 11, 2014

Safe Harbor

The Company may make projections or other forward-looking statements under Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") regarding future events or the future financial performance of the Company. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others things: the Company's ability to realize synergies from the merger of Pacific International and Foster Bankshares; the Company's ability to meet the competitive challenges of new markets; general economic and business conditions in those areas in which the Company operates; demographic changes; competition; fluctuations in market conditions, including interest rates; changes in business strategies; changes in governmental regulation; changes in credit quality; and other risks and uncertainties including those detailed in the documents the Company files from time to time with the Securities Exchange Commission. We wish to caution you that such statements are based on certain assumptions and that actual events or results may differ materially. We refer you specifically to the Company's most recent reports filed with the Securities and Exchange Commission, including Annual Report on Form 10-K for the year ended December 31, 2013. The Company undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements.

BBCN Bancorp® 2

Corporate Profile

- Largest Korean-American bank in the nation
  - Created through the merger of Nara Bank and Center Bank
  - Highest lending capacity among niche peers
  - 8th largest SBA lender in the U.S.A. by volume
  - Most comprehensive offering of cash management services
  - Robust capital and liquidity levels
  - Deep management bench
  - Only Korean-American bank ever to be listed on Forbes' list of "Best Banks in America"



- Dominant Korean-American bank in all five core geographic markets
- Financial metrics *as of 12/31/2013*
  - $6.5 billion in total assets
  - $5.0 billion in net loans receivable
  - $5.1 billion in total deposits
  - Approximately $1.3 billion market capitalization *(as of 02/24/2013)*

BBCNBancorp

3

Deep Leadership Bench

- Management group represents a proven team of industry veterans from the Korean-American and mainstream markets

Management	Title	Years of Experience	Years with Company
Kevin S. Kim	Chairman, President and Chief Executive Officer	30	6
Kyu S. Kim	Senior EVP & Chief Operating Officer	27	14
Cha Y. Park	Senior EVP & Chief Retail Banking Officer	32	1
Douglas J. Goddard	EVP & Chief Financial Officer	38	3
Sook K. Goo	EVP & Chief Operations Administrator	26	6
Daniel H. Kim	EVP & Chief Planning Officer	22	1
Jason I. Kim	EVP & Chief Lending Officer	23	21
Mark H. Lee	EVP & Chief Credit Officer	22	5
Brian E. Van Dyk	EVP & Chief Information Officer	31	2
Minkyun You	EVP & Chief Risk Officer	27	1

BBCNBancorp

4

Better Banking from California to New York

49 Branches and 6 Loan Production Offices


Seattle
(4 branches + 1 LPO)
Northern California
(2 branches + 1 LPO)
Southern California
(25 branches)
Denver LPO
Chicago
(9 branches)
New York/ New Jersey
(7 branches)
Annandale
(1 branch + 1 LPO)
Atlanta LPO
Dallas LPO

BBCN Bancorp

Premier Korean-American Bank in the Nation

	Holding Company/Bank (as of 12/31/2013, unless noted)	Branches	Total Assets	Total Loans	Total Deposits	Branch Operations
1.	**BBCN Bancorp**	**49**	**$6,472,478**	**$5,006,856**	**$5,021,102**	**CA, NY, NJ, IL, WA, VA**
2.	Wilshire Bancorp	38	$3,620,968	$2,846,842	$2,881,204	CA, TX, NY, NJ
3.	Hanmi Financial Corporation	27	3,055,539	$2,235,053	$2,512,856	CA
4.	United Central Bank	24	$1,421,082	$641,684	$1,256,693	TX, IL, CA, VA, NJ, NY, GA
5.	Pacific City Bank	8	$755,910	$603,122	$674,368	CA
7.	Commonwealth Business Bank	3	$570,155	$451,271	$503,426	CA
8.	Metro City Bank	7	$514,914	$432,871	$413,033	GA, AL
9.	Open Bank	3	$343,473	$281,251	$309,303	CA
10.	First Intercontinental Bank	5	$272,819	$188,891	$235,379	GA
11.	Noah Bank	4	$266,694	$222,006	$235,973	PA, NJ, NY
12.	UniBank	4	$218,020	$163,341	$174,880	WA
14.	NewBank	3	$182,349	$120,676	$152,118	NJ, NY
15.	Uniti Bank	3	$166,336	$101,893	$143,124	CA
16.	NOA Bank	2	$159,647	$113,473	$138,372	GA
17.	Ohana Pacific Bank	1	$104,682	$75,293	$90,098	HI
18.	US Metro Bank	1	$81,982	$55,519	$74,805	CA

BBCN Bancorp

2013 Achievements

- Completed two complementary acquisitions positioning BBCN as the dominant Korean-American bank in the geographic market
  - Seattle-based Pacific International Bancorp
    - **4 branches in Seattle**
    - **Acquired net loans of $131.6 million and assumed deposits of $143.7 million**
    - **2014 accretion of approximately $0.02 to $0.04 per share**
  - Chicago-based Foster Bankshares
    - **8 branches in Chicago**
    - **Acquired net loans of $255.3 million and assumed deposits of $321.6 million**
    - **1 branch in Annandale, VA – entry to new D.C. metropolitan market**
    - **2014 accretion of approximately $0.07 to $0.09 per share**
- Strategic growth complemented by strong organic growth – *Loan growth of 18%* *(9% organic) in 2013*
- Total deposit growth of 17% **(7% organic)** in 2013
- Total asset growth of 15% **(5% organic)** in 2013
- 5% increase in net income available to common stockholders of $81.8 million, or $1.03 per diluted common share

BBCNBancorp®

Q4 2013 Highlights

- Consistent, strong core revenue generation and profitability
  - Net income of $18.1 million, or $0.23 per diluted common share
  - PTPP earnings ratio of 2.51%
  - 48.78% efficiency ratio
  - ROA of 1.13% and ROE of 8.92%
- Robust loan originations of $323 million reflect 4% organic growth in gross loans, or 14% annualized
- Total deposits increased to $5.15 billion, reflecting organic growth of 3% during the quarter, or 10% on an annualized basis
- Asset quality adversely affected by
  - One large $7.2 million charge off, resulting in elevated provisioning
  - A specific reserve established on a second commercial credit subsequent to the fourth quarter earnings announcement
- Strong capital position
  - Total risk-based capital of 14.90%
  - Tier 1 leverage ratio of 13.66%
  - TCE/TA of 11.98%
- Quarterly cash dividend of $0.075 per common share

BBCNBancorp®

Note: Q4 2013 results benefited from a total of $7.7 million in pre-tax acquisition accounting adjustments and expenses related to mergers, as detailed on Appendix slide 29.

Profitability Measurements (2013)


1.35%
1.08%
ROAA
10.37%
8.62%
ROAE
4.46%
3.63%
NIM
48.78%
64.52%
Efficiency Ratio
BBCN
Peer Median

BBCN Bancorp

Note: 2013 results benefited from a total of $29 million in major pre-tax acquisition accounting adjustments related to mergers, as detailed on Appendix slide 29.
Peer Group includes continental U.S. commercial banks with total assets between $3.5 billion and $10.0 billion as of 12/31/12, excluding banks with extremely aberrant balance sheet structures.
Source: SNL Financial

9

Positive Net Income[1] Trends


Quarterly
Annual
($ millions)
$4.2
$23.9
$19.4
$18.4
$21.5
$17.5
$22.7
$23.6
$18.1
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
$22.5
$77.6
$81.8
2011
2012
2013

BBCN Bancorp

1 Net income available to common stockholders
Note: 2012 and 2013 net income benefited from pre-tax acquisition accounting adjustments related to mergers, as detailed on Appendix slide 29.

10

Pre-Tax Pre-Provision Income to Average Assets


3.27%
3.03%
2.87%
2.83%
2.54%
2.60%
2.56%
2.51%
1.62%
1.65%
1.65%
1.66%
1.70%
1.61%
1.57%
1.66%
1.67%
1.45%
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
BBCN
Peer Median

Note: Q4 2011 results reflect income from two months of stand-alone Nara operations and one month of combined operations. 2012 and 2013 net income benefited from pre-tax acquisition accounting adjustments related to mergers, as detailed on Appendix slide 29.
Peer Group includes continental U.S. commercial banks with total assets between $3.5 billion and $10.0 billion as of 12/31/12, excluding banks with extremely aberrant balance sheet structures.

BBCNBancorp

11

Strong New Loan Originations

Loan growth of 18% (9% organic) in 2013


($ millions)
$167.6
$241.5
$312.7
$371.2
$220.9
$208.0
$387.6
$322.9
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13

BBCNBancorp

12

Loan Portfolio Composition

By Loan Type


Other
2%
C&I
21%
CRE
77%

$5.07 Billion
as of 12/31/2013

By Region


Other
7%
WA
4%
IL
6%
NY/NJ
16%
N. CA
9%
S. CA
58%

- Minimal exposure to residential, housing-related and construction
- Proactive asset quality management focused on early recognition and resolution
- National footprint spreads credit risk and provides greater growth opportunities

BBCN Bancorp

13

Loan Portfolio Rate Sensitivity

Loan Rate Mix


Variable
53%
$2.68 Billion
@ 4.38%[1]
$2.40 Billion
@ 4.99%[1]
Fixed
47%

Loans with Floors
$ 1,063.3 million
Weighted Avg. Rate of 5.06%

Distribution by Loan Type

Loan Type	Outstanding ($ millions)	Avg Size ($ thousands)	Avg Yield	Avg LTV[2]
CRE	$3,904.1	$1,147.7	4.78%	63.5%
C&I	$1,073.8	$335.8[3]	4.27%	
Other (Consumer)	$98.5	$34.2	4.47%	
Total Loans Outstanding	$5,074.2			

1 The weighted average yield on the variable rate and fixed rate loan portfolios as presented excludes loan discount accretion.
2 LTV is weighted using loan principal balances as of December 31, 2013 divided by loan collateral values.
3 C&I average loan size excludes the SOHO loan portfolio acquired as part of an FDIC-assisted transaction. The portfolio includes 2,505 loans with a total outstanding balance of $2.2 million as of 12/31/2013.

BBCN Bancorp

14

CRE Portfolio

By Property Type


Golf Course 2%
Hotel & Motel 18%
Mixed Use 8%
Office 4%
Others 6%
Retail - Multi 22%
Retail - Single 7%
Warehouse 10%
5+ Residential 5%
Church 5%
Gas Station & Car Wash 13%

$3.90 Billion
as of 12/31/2013

By Region


WA 4%
IL 5%
Others 8%
S.CA 58%
N.CA 10%
NY/NJ 15%

Owner Occupied	Non-Owner Occupied
39%	61%

BBCNBancorp

15

CRE Overview: Retail Trends[1]


Sales Volume
Millions
$4,000
$3,000
$2,000
$1,000
$0
2009 2010 2011 2012 2013


Avg. Price/SF
$260
$250
$240
$230
$220
$210
$200
$190
2009 2010 2011 2012 2013


Cap Rate
7.5%
7.0%
6.5%
6.0%
5.5%
2009 2010 2011 2012 2013


Vacancy Rate
12%
11%
10%
9%
8%
2009 2010 2011 2012 2013

BBCNBancorp

[1] For Southern California market; Source: Costar Analytics

16

CRE Overview: Hospitality Trends



# of Transactions[1]
100
80
60
40
20
0
2009
2010
2011
2012
2013



Avg. Price Per Room[1]
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2009
2010
2011
2012
2013



Avg. Daily Rate[2]
$180
$160
$140
$120
$100
2009
2010
2011
2012
2013



Occupancy Rate[2]
85%
80%
75%
70%
65%
60%
2009
2010
2011
2012
2013

BBCN Bancorp

[1] For Southern California market; Source: Costar Analytics
[2] For Los Angeles market; Source: PKF Consulting

17

C&I Portfolio

By Business Type



Services: Other 3%
Hotel & Motel 1%
Liquor Stores 2%
Laundries and Drycleaners 4%
Retail: other 2%
All Others 14%
Manufacturing 11%
Gas Station 4%
Wholesale Trade 37%
Supermarkets 11%
RE & Leasing 6%
Restaurant 5%

$1.07 Billion
as of 12/31/2013

By Region



WA 2%
Others 5%
IL 5%
NY/NJ 20%
N.CA 5%
S.CA 63%

BBCN Bancorp

18

Stable Asset Quality

Non-Performing Assets

($ millions)


$31.2
$18.8
$7.6
$39.7
$24.1
$5.6
$39.6
$23.0
$6.7
$29.4
$22.2
$4.1
$29.7
$29.8
$2.7
$42.3
$21.6
$8.4
$45.0
$36.2
$9.6
$36.1
$36.0
$27.6
$39.2
$33.9
$24.3
12/31/12
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
Non-Accruing Loans 90+
TDRs
OREO
Pacific International and Foster Contribution

Notes: TDRs represents accruing restructured loans.
OREO represents other real estate owned.
Excludes guaranteed portion of SBA loans.
2013 balances reflect the inclusion of the loan portfolios from the Pacific International and Foster acquisitions.

BBCNBancorp®

19

Deposit Mix & Cost

Total Deposits of $5.15 Billion

(as of 12/31/2013)


CDs
<$100,000
13%
NIB DDAs
27%
CDs
$100,000+
29%
MMAs
27%
Savings
4%

Non-Interest Bearing DDA Growth Trends

($ millions)


$984.4
$1,011.5
$1,064.0
$1,105.2
$1,184.3
$1,182.5
$1,210.6
$1,362.7
$1,399.5
Q411
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13

DDAs as a % of Total Deposits								
25.0	25.8	27.4	27.3	27.0	26.0	26.4	27.2	27.2

BBCNBancorp®

20

Deposit Costs


Cost of CDs
Cost of Deposits
(Annualized)
0.86%
0.71%
0.64%
0.56%
0.71%
0.55%
0.69%
0.52%
0.67%
0.52%
0.61%
0.49%
0.63%
0.49%
0.65%
0.49%
0.66%
0.50%
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q3 14

BBCNBancorp

21

Capital Strength


14.90%
11.98%
13.66%
10.97%
(As of 12/31/2013)
Excess Capital
Minimum Guideline for Well Capitalized Institutions
Total Risk-Based Capital Ratio
Tier 1 Leverage Capital Ratio
Tier 1 Common Equity Ratio
Tangible Common Equity/ Tangible Assets

BBCNBancorp

22

Capital Deployment

- Redeemed $122 million TARP capital in 2Q 2012
- Re-initiated quarterly cash dividend in 4Q 2012
- Increased cash dividend by 50% in Q3 2013
- Increasing loan portfolio
  - 15% year-over-year growth in 2012
  - 18% year-to-date growth in 2013
- Acquired Pacific International Bancorp and became dominant player in the Pacific Northwest
- Acquired Foster Bankshares and became the only Korean-American bank in the Mid-West

2014 Initiatives

New Products and Services

- Commercial equipment lease financing
  - Anticipate 2014 1H launch
- Residential mortgage
  - Anticipate 2014 2H launch
- Other products/services in development for 2015 and beyond
  - Wealth management
  - Foreign currency exchange

Benefits

- Diversifies revenue stream and loan portfolio
- Builds deeper, multi-point customer relationships
- Further differentiates BBCN as premier Korean-American bank in the nation

2014 Initiatives

Commercial/Retail Banking

Separation of business lines into:

- **Commercial** – *commercial lending and business relationships*
- **Retail Banking** – *retail branch sales efforts and smaller lending relationships*

Benefits

- Ensures differentiated and appropriate service levels
- Encourages cross sales and promotes higher performance throughout the organization
- Creates more scalable business model

2014 Outlook & Strategies

- Heightened investments in new product and service development
- Continued focus on organic and strategic growth opportunities
- Continued strength in SBA loan originations
- Manageable asset quality and credit costs, assuming steady global economic conditions
- Mid to high single-digit organic loan growth in 2014
- Continue to build on the foundation for sustained growth

Investment Opportunity

Premier Korean-American Bank in the Nation

- Strong and consistent core earnings power and capital
- Diversified into 5 targeted geographic markets
- Well positioned to continue solid track record of growth
- Deep and experienced executive management team with proven credibility

BBCNBancorp

27

Appendix – Q4 and Full-Year Financial Summary [1]

($ thousands)	Q4 2013	Q3 2013	Q4 2012	2013	2012
Net income available to common stockholders	$ 18,071	$ 23,552	$ 21,527	$ 81,755	$ 77,583
Diluted earnings per share	$ 0.23	$ 0.30	$ 0.28	$ 1.03	$ 0.99
Net interest income	$ 66,876	$ 64,360	$ 59,646	$ 235,055	$ 238,238
GAAP Net interest margin	4.45%	4.42%	4.79%	4.46%	4.88%
Non-interest income	$ 11,356	$ 10,799	$ 9,859	$ 42,713	$ 39,390
Non-interest expense	$ 38,164	$ 35,746	$ 30,609	$ 141,614	$ 120,891
Net loans receivable	$ 5,006,856	$ 4,833,224	$ 4,229,311	$ 5,006,856	$ 4,229,311
Deposits	$ 5,148,057	$ 5,021,102	$ 4,384,035	$ 5,148,057	$ 4,384,035
Nonaccrual loans [2]	$ 39,154	$ 36,129	$ 31,100	$ 39,154	$ 31,100
ALLL to gross loans	1.33%	1.34%	1.62%	1.33%	1.62%
ALLL to nonaccrual loans [2]	171.94%	181.89%	190.40%	171.94%	190.40%
ALLL to nonperforming assets [2]	69.15%	65.27%	107.62%	69.15%	107.62%
Provision for loan losses	$ 10,950	$ 744	$ 2,422	$ 20,000	$ 19,104
Net charge-offs	$ 9,345	$ 6,704	$ 1,433	$ 19,621	$ 14,115
ROA [3]	1.13%	1.53%	1.57%	1.35%	1.59%
ROE [3]	8.92%	11.85%	11.55%	10.37%	10.73%
Efficiency ratio	48.78%	47.56%	44.04%	47.88%	43.54%

[1] Financial results include pre-tax acquisition accounting adjustments related to mergers, as detailed on Appendix slide 26
[2] Excludes delinquent SBA loans that are guaranteed and currently in liquidation.
[3] Based on net income before effects of dividends and discount accretion on preferred stock.

BBCNBancorp

28

Appendix –
Major Pre-Tax Acquisition Accounting Adjustments Related to Mergers

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011
Accretion of discount on acquired performing loans	$ 4,873	$ 4,074	$ 6,637	$ 4,076	$ 4,697	$ 4,890	$ 6,010	$ 6,887	$ 2,429
Accretion of discount on acquired credit impaired loans	2,480	2,806	1,032	1,522	1,174	1,215	1,686	2,757	3,298
Amortization of premium on acquired FHLB borrowings	94	94	92	91	92	307	904	1,231	419
Accretion of discount on acquired subordinated debt	(107)	(81)	(48)	(43)	(37)	(37)	(36)	(35)	(12)
Amortization of premium on acquired time deposits	369	308	247	438	375	650	787	1,275	315
Increase/(decrease) to pre-tax income	$ 7,709	$ 7,201	$ 7,960	$ 6,084	$ 6,301	$ 7,025	$ 9,351	$12,115	$ 6,449

BBCNBancorp®

29

Appendix –
Impact of Acquisition Accounting Adjustments

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012
Reported – NIM	4.45%	4.42%	4.49%	4.49%	4.61%	4.79%	5.02%	5.11%
Acquisition accounting adjustments	(0.58)%	(0.56)%	(0.63)%	(0.52)%	(0.55)%	(0.65)%	(0.87)%	(1.07)%
NIM, ***excluding effect of acquisition accounting adjustments***	**3.87%**	**3.86%**	**3.86%**	**3.97%**	**4.06%**	**4.14%**	**4.15%**	**4.04%**
Reported – Weighted avg loan yield	5.59%	5.63%	5.78%	5.75%	5.89%	6.11%	6.53%	6.75%
Acquisition accounting adjustments	(0.69)%	(0.67)%	(0.76)%	(0.60)%	(0.65)%	(0.72)%	(0.94)%	(1.14)%
Weighted avg loan yield, ***excluding effect of acquisition accounting adjustments***	**4.90%**	**4.96%**	**5.02%**	**5.15%**	**5.24%**	**5.39%**	**5.59%**	**5.61%**
Reported – Weighted avg cost of deposits	0.50%	0.49%	0.49%	0.49%	0.52%	0.52%	0.55%	0.56%
Acquisition accounting adjustments	0.02%	0.02%	0.02%	0.04%	0.03%	0.07%	0.08%	0.13%
Weighted avg cost of deposits, ***excluding effect of acquisition accounting adjustments***	**0.52%**	**0.51%**	**0.51%**	**0.53%**	**0.55%**	**0.59%**	**0.63%**	**0.69%**
Reported – Weighted avg cost of FHLB advances	1.14%	1.18%	1.16%	1.17%	1.31%	1.56%	1.95%	1.92%
Acquisition accounting adjustments	0.09%	0.09%	0.09%	0.10%	0.09%	0.31%	1.13%	1.49%
Weighted avg cost of FHLB advances, ***excluding effect of acquisition accounting adjustments***	**1.23%**	**1.27%**	**1.25%**	**1.27%**	**1.40%**	**1.87%**	**3.08%**	**3.41%**

BBCNBancorp®

30

Appendix –
Reconciliation of TCE/TA

			12/31/2013
Total stockholders' equity		$	809,374
Less:	Preferred stock, net of discount		—
	Common stock warrant		(378)
	Goodwill and intangible assets, net		(110,585)
Tangible common equity		$	698,411
Total assets		$	6,474,351
Less:	Goodwill and intangible assets, net		(110,585)
Tangible assets		$	6,2363,766
Common shares outstanding			79,441,525
Tangible common equity per share		$	8.79
Tangible common equity to tangible assets			10.97%

BBCN Bancorp